UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2022 (May 9, 2022)

Investcorp India Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41383	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Century Yard, Cricket Square

Elgin Avenue

PO Box 1111

George Town

Grand Cayman, Cayman Islands KY1-1102

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (302) 738-7210

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	IVCAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	IVCA	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	IVCAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 12, 2022, Investcorp India Acquisition Corp (the “Company”) consummated its initial public offering (“IPO”) of 25,875,000 units (the “Units”) including the issuance of 3,375,000 Units as a result of the underwriters’ exercise of their over-allotment option in full. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $258,750,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-257090) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on June 14, 2021, as amended (the “Registration Statement”):

•

An Underwriting Agreement, dated May 9, 2022, by and between the Company, Credit Suisse Securities (USA) LLC, as representative of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•	The Amended and Restated Memorandum and Articles of Association of the Company, dated May 9, 2022.

•

A Warrant Agreement, dated May 9, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.4 hereto and incorporated herein by reference.

•

A Letter Agreement, dated May 9, 2022, (the “Letter Agreement”), by and among the Company, its executive officers, its directors and ICE I Holdings Pte. Ltd (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•

An Investment Management Trust Agreement, dated May 9, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•	A Registration Rights Agreement, dated May 9, 2022, by and among the Company and the Sponsor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•

A Private Placement Warrants Purchase Agreement, dated May 9, 2022, by and between the Company and the Sponsor (the “Sponsor Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	An Administrative Services Agreement, dated May 9, 2022, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

•	Indemnity Agreements, each dated May 9, 2022, between the Company and each of its executive officers and directors.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreements, the Company completed the private sale of 16,087,500 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $16,087,500. The Private Placement Warrants are identical to the Warrants included as part of the Units sold in the IPO. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the IPO, on May 9, 2022, Dean Clinton, Kunal Bahl, Girish Vanvari, Ashwini Asokan, Manpreet Singh (collectively, the “Directors”) were appointed to the board of directors of the Company (the “Board”). The Board has determined that Messrs. Bahl, Singh and Vanvari and Ms. Asokan are independent directors within the meaning of applicable SEC and Nasdaq rules. Effective May 9, 2022, Mr. Vanvari, Ms. Asokan and Mr. Singh will serve on the Audit Committee and Mr. Singh will serve as chair. Mr. Bahl, Ms. Asokan and Mr. Singh will serve on the compensation committee and Mr. Bahl will serve as chair of the compensation committee. Mr. Bahl, Ms. Asokan and Mr. Singh will serve on the nominating and corporate governance committee and Mr. Bahl will serve as chair of the nominating and corporate governance committee.

On May 9, 2022, in connection with his appointment to the Board, each Director entered into the Letter Agreement as well as an Indemnity Agreement with the Company in the form previously filed as Exhibit 10.5 to the Registration Statement.

Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of Indemnity Agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.5 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On May 9, 2022, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.2 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $266,512,500 of the proceeds from the IPO and the sale of the Private Placement Warrants were placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes and up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Class A Ordinary Shares included in the Units sold in the IPO (the “public shares”) properly submitted in connection with a shareholder vote to amend the Company’s Amended Charter (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if it does not complete its initial business combination within 15 months (or up to 21 months if the Company extends the period of time to consummate a Business Combination) from the closing of the IPO or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity or (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 21 months from the closing of the IPO, subject to applicable law.

On May 9, 2022, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On May 12, 2022, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 9, 2022, by and between the Company and Credit Suisse Securities (USA) LLC, as representative of the underwriters.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated May 9, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated May 9, 2022, by and among the Company, its executive officers, its directors and ICE I Holdings Pte. Ltd.

10.2	Investment Management Trust Agreement, dated May 9, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated May 9, 2022, by and among the Company and ICE I Holdings Pte. Ltd.

10.4	Private Placement Warrants Purchase Agreement, dated May 9, 2022, by and between the Company and ICE I Holdings Pte. Ltd.

10.5	Indemnity Agreement, dated May 9, 2022, by and between the Company and Nikhil Kalghatgi.

10.6	Indemnity Agreement, dated May 9, 2022, by and between the Company and Dean Clinton.

10.7	Indemnity Agreement, dated May 9, 2022, by and between the Company and Rishi Kapoor.

10.8	Indemnity Agreement, dated May 9, 2022, by and between the Company and Kunal Bahl.

10.9	Indemnity Agreement, dated May 9, 2022, by and between the Company and Girish Vanvari.

10.10	Indemnity Agreement, dated May 9, 2022, by and between the Company and Ashwini Asokan.

10.11	Indemnity Agreement, dated May 9, 2022, by and between the Company and Manpreet Singh.

99.1	Press Release, dated May 9, 2022.

99.2	Press Release, dated May 12, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTCORP INDIA ACQUISITION CORP

By:	/s/ Nikhil Kalghatgi
	Name:	Nikhil Kalghatgi
	Title:	Principal Executive Officer

Dated: May 12, 2022